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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                    -----------------------------------





                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    -----------------------------------



Date of Report:   April 29, 2002
Date of Earliest Event Reported:    April 29, 2002


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


    Delaware                  1-12929                         36-4135495
(State or other       (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                        Identification Number)
 incorporation
 or organization)

                          1100 CommScope Place SE,
                       Hickory, North Carolina 28602

                  (Address of principal executive offices)




Registrant's telephone number, including area code:        (828) 324-2200



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Item 5. Other Events.
        ------------

     On April 29, 2002, the registrant issued the press release filed as
Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.
        ---------------------------------


             Exhibit            Description
             -------            -----------

              99.1              Press Release issued April 29, 2002

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: April 29, 2002


                                   COMMSCOPE, INC.


                                   By: /s/ Frank B. Wyatt II
                                      ---------------------------------------
                                       Frank B. Wyatt II
                                       Senior Vice President

                               EXHIBIT INDEX


           Exhibit            Description
           -------            -----------


            99.1              Press Release issued April 29, 2002